UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2019

CORVEL CORPORATION

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-19291	33-0282651
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California		92614
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (949) 851-1473

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	CRVL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 5, 2019, CorVel Corporation (“CorVel”) granted performance options to (i) its Chief Executive Officer and President, Michael G. Combs, (ii) its Chief Financial Officer, Brandon T. O’Brien, (iii) its Chief Marketing Officer, Diane J. Blaha, (iv) its Executive Vice President, Risk Management Services, Michael D. Saverien, (v) its Chief Information Officer, Maxim Shishin and (vi) its Vice President, Accounting, Jennifer L. Yoss, to purchase 16,000 shares, 7,500 shares, 5,000 shares, 10,000 shares, 8,500 shares, and 4,000 shares, respectively, of CorVel’s common stock under and pursuant to the terms of the CorVel Restated Omnibus Incentive Plan (Formerly the Restated 1988 Executive Stock Option Plan). These performance options will vest based on the achievement of certain performance criteria, approved by CorVel’s Board of Directors and Compensation Committee, relating to certain earnings per share targets in calendar years 2020, 2021 and 2022. The exercise price of the options equaled the closing price of CorVel’s common stock as quoted by the Nasdaq Global Select Market on the date of grant.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the text of the Stock Option Agreements, which are filed as Exhibits Nos. 10.1 through 10.6 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1†	Stock Option Agreement granted November 5, 2019 by and between CorVel Corporation and Michael G. Combs, providing for performance vesting.

10.2†	Stock Option Agreement granted November 5, 2019 by and between CorVel Corporation and Brandon T. O’Brien, providing for performance vesting.

10.3†	Stock Option Agreement granted November 5, 2019 by and between CorVel Corporation and Diane J. Blaha, providing for performance vesting.

10.4†	Stock Option Agreement granted November 5, 2019 by and between CorVel Corporation and Michael D. Saverien, providing for performance vesting.

10.5†	Stock Option Agreement granted November 5, 2019 by and between CorVel Corporation and Maxim Shishin, providing for performance vesting.

10.6†	Stock Option Agreement granted November 5, 2019 by and between CorVel Corporation and Jennifer L. Yoss, providing for performance vesting.

†

Confidential treatment has been requested for certain confidential portions of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. In accordance with Rule 24b-2, these confidential portions have been omitted from this exhibit and filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION
(Registrant)

Dated: November 12, 2019	/s/ Brandon T. O’Brien
Brandon T. O’Brien
Chief Financial Officer